UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11, 2007

Wells Real Estate Investment Trust II, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

000-51262	20-0068852
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Acquisition of the Pasadena Corporate Park Buildings

This Current Report on Form 8-K is being filed to present the required financial statements for the acquired real property described in Item 8.01 and to update Wells Real Estate Investment Trust II, Inc.’s (the “Registrant”) pro forma financial information for the six month period ended June 30, 2007 and for the year ended December 31, 2006 to reflect the Registrant’s acquisitions through September 21, 2007.

On July 11, 2007, the Registrant purchased two three-story office buildings and a one-story retail building collectively containing approximately 265,000 rentable square feet (the “Pasadena Corporate Park Buildings”) for approximately $116.0 million, exclusive of closing costs. The acquisition was funded with net proceeds raised from the Registrant’s ongoing public offering. The Pasadena Corporate Park Buildings are located on approximately 8.2 acres of land located at 3453 – 3475 East Foothill Boulevard in Pasadena, California. The Pasadena Corporate Park Buildings were purchased from IndyMac Bank, F.S.B. (IndyMac), which is not affiliated with the Registrant or Wells Capital, Inc.

The Pasadena Corporate Park Buildings are leased to IndyMac (approximately 71%), Tetra Tech, Inc. (“Tetra Tech”) (approximately 27%) and two retail tenants (approximately 2%). The current aggregate annual base rent for IndyMac, Tetra Tech and the other two tenants of the Pasadena Corporate Park Buildings is approximately $8.8 million. The current weighted-average remaining lease term for IndyMac, Tetra Tech and the other two tenants of the Pasadena Corporate Park Buildings is approximately 10 years.

IndyMac is the seventh largest savings and loan and second largest independent mortgage lender in the nation. IndyMac operates as a hybrid thrift/mortgage banker, providing financing for the acquisition, development, and improvement of single-family homes. IndyMac also provides financing secured by single-family homes and other banking products. The IndyMac lease commenced in July 2007 and expires in July 2017. IndyMac has the right to extend the term of its lease for three successive periods of five years.

Tetra Tech is a leading provider of specialized management consulting and technical services in the areas of resource management, infrastructure, and communications. Tetra Tech may extend the term of its lease for two additional five-year periods.

Based on the current condition of the Pasadena Corporate Park Buildings, the Registrant does not believe it will be necessary to make significant renovations to the Pasadena Corporate Park Buildings. Management of the Registrant believes that the Pasadena Corporate Park Buildings are adequately insured.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of the Pasadena Corporate Park Buildings and the Registrant are submitted at the end of this Form 8-K and are filed herewith and incorporated herein by reference.

(b) Pro Forma Financial Information. See Paragraph (a) above.

Page
Pasadena Corporate Park Buildings

Independent Auditors’ Report	F-1

Statements of Certain Operating Expenses Over Revenues for the year ended December 31, 2006 and the six months ended June 30, 2007 (unaudited)	F-2

Notes to Statements of Certain Operating Expenses Over Revenues for the year ended December 31, 2006 and the six months ended June 30, 2007 (unaudited)	F-3

Wells Real Estate Investment Trust II, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-6

Pro Forma Balance Sheet as of June 30, 2007 (unaudited)	F-7

Pro Forma Statement of Operations for the six months ended June 30, 2007 (unaudited)	F-10

Pro Forma Statement of Operations for the year ended December 31, 2006 (unaudited)	F-12

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST II, INC. (Registrant)

By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President

Date: September 24, 2007

INDEPENDENT AUDITORS’ REPORT

To the Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

Atlanta, Georgia

We have audited the accompanying statement of certain operating expenses over revenues of the Pasadena Corporate Park Buildings (the “Buildings”) for the year ended December 31, 2006. This statement is the responsibility of the Buildings’ management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Buildings’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Buildings’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of certain operating expenses over revenues was prepared for the purpose of complying with the rules of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Buildings’ revenues and expenses.

In our opinion, the statement of certain operating expenses over revenues referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Buildings for the year ended December 31, 2006 in conformity with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

September 21, 2007

Pasadena Corporate Park Buildings

Statements of Certain Operating Expenses Over Revenues

For the year ended December 31, 2006 (audited)

and the six months ended June 30, 2007 (unaudited)

(in thousands)

	2007	2006
	(Unaudited)
Revenues:
Base rent	$1,132	$2,270
Tenant reimbursements	50	71
Other revenues	2	3

Total revenues	1,184	2,344
Expenses:
Utilities	372	721
Real estate taxes	349	695
Cleaning	199	344
Insurance	147	285
Administrative	63	132
Other	192	279

Total expenses	1,322	2,456

Certain operating expenses over revenues	$(138)	$(112)

See accompanying notes.

Pasadena Corporate Park Buildings

Notes to Statements of Certain Operating Expenses Over Revenues

For the year ended December 31, 2006 (audited)

and the six months ended June 30, 2007 (unaudited)

1. Description of Real Estate Property Acquired

On July 11, 2007, Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”), through a wholly owned subsidiary, acquired the Pasadena Corporate Park Buildings (the “Buildings”), two three-story office buildings and a one-story retail building collectively containing approximately 265,000 rentable square feet located on approximately 8.2 acres in Pasadena, California from IndyMac Bank, Inc. (the “Seller” or “IndyMac”). Total consideration for the acquisition was approximately $116.0 million, exclusive of closing costs. Wells REIT II is a Maryland corporation that engages in the acquisition and ownership of commercial real estate properties throughout the United States. Wells REIT II was incorporated on July 3, 2003 and has elected to be taxed as a real estate investment trust for federal income tax purposes.

2. Basis of Accounting

The accompanying statements of certain operating expenses over revenues are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Buildings after their acquisition by Wells REIT II.

3. Significant Accounting Policies

Rental Revenues

The acquisition of the Buildings represents a partial sale-leaseback. The Seller occupies approximately 190,000 square feet of the Buildings. Prior to the acquisition of the Buildings by Wells REIT II, there was no lease in place for the Seller’s space. Therefore, no base rent or tenant reimbursements attributable to the Seller’s space is presented in the Statement of Certain Operating Expenses Over Revenues for the periods presented. The base rent and tenant reimbursements recognized in the Statement of Certain Operating Expenses Over Revenues represents revenue earned from the three tenants occupying the remaining space.

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased rental revenue by approximately $141,700 for the year ended December 31, 2006 and by approximately $30,200 for the six months ended June 30, 2007.

Pasadena Corporate Park Buildings

Notes to Statements of Certain Operating Expenses Over Revenues (continued)

For the year ended December 31, 2006 (audited)

and the six months ended June 30, 2007 (unaudited)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Description of Leasing Arrangements

On July 11, 2007, Wells REIT II entered into a long-term lease agreement with IndyMac for approximately 71% of the Buildings’ rentable square footage. Under the terms of the IndyMac lease, the tenant is required to reimburse to the landlord its proportionate share of the Buildings’ operating expenses in excess of a fixed expense stop amount. Tetra Tech, Inc. (“Tetra Tech”) leases approximately 27% of the Buildings’ rentable square footage under a long-term lease that requires the tenant to reimburse to the landlord its proportionate share of the Buildings’ operating expenses in excess of a base year. Tetra Tech contributed approximately 91% of the rental income for the year ended December 31, 2006 and the six months ended June 30, 2007. The remaining rentable square footage is leased to two retail tenants under lease agreements with terms that vary in length and with various reimbursement clauses.

5. Future Minimum Rental Commitments

At December 31, 2006, future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2007	$2,204
2008	2,204
2009	2,171
2010	2,269
2011	2,272
Thereafter	7,657

$18,777

Pasadena Corporate Park Buildings

Notes to Statements of Certain Operating Expenses Over Revenues (continued)

For the year ended December 31, 2006 (audited)

and the six months ended June 30, 2007 (unaudited)

Future minimum rents related to the IndyMac lease described above are as follows (in thousands):

2007	$3,124
2008	6,659
2009	6,792
2010	6,928
2011	7,066
Thereafter	42,113

$72,682

Subsequent to July 11, 2007, IndyMac and Tetra Tech will contribute approximately 79% and 18%, respectively, of the future minimum rental income from the leases in place at that date.

7. Interim Unaudited Financial Information

The Statement of Certain Operating Expenses Over Revenues for the six months ended June 30, 2007 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”) included in its annual report filed on Form 10-K for the year ended December 31, 2006 and its quarterly report filed on Form 10-Q for the six months ended June 30, 2007. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various current reports previously filed on Form 8-K.

The following unaudited pro forma balance sheet as of June 30, 2007 has been prepared to give effect to the acquisitions of the Pasadena Corporate Park Buildings, the 7031 Columbia Gateway Drive Building, the Cranberry Woods Drive Land, the 222 East 41st Street Building, the Bannockburn Lake III Building and the 1200 Morris Drive Building (the “Q3 2007 Acquisitions”) as if the acquisitions occurred on June 30, 2007. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including, but not limited to, capital raised through the issuance of additional common stock through the acquisition date of the 1200 Morris Drive Building and pay-down of acquisition-related debt subsequent to the pro forma balance sheet date.

The following unaudited pro forma statement of operations for the six months ended June 30, 2007 has been prepared to give effect to the acquisitions of the 3000 Park Lane Land, the One Century Place Building, the 120 Eagle Rock Building (the “Q1 2007 Acquisitions”) and the Q3 2007 Acquisitions (collectively, the “2007 Acquisitions”) as if the acquisitions occurred on January 1, 2006. 3000 Park Lane Land had no operations during the six months ended June 30, 2007 and, accordingly, has not been included in the pro forma statement of operations for the six months ended June 30, 2007.

The following unaudited pro forma statement of operations for the year ended December 31, 2006 has been prepared to give effect to the acquisition of the SanTan Buildings, the 263 Shuman Building, the 11950 Corporate Boulevard Building, the Edgewater Corporate Center, the 4300 Centreway Place Building, the 80 Park Plaza Building, the International Financial Tower Building, the Sterling Commerce Building (the “2006 Acquisitions”) and the 2007 Acquisitions as if the acquisitions occurred on January 1, 2006. 3000 Park Lane Land had no operations during the year ended December 31, 2006 and, accordingly, has not been included in the pro forma statement of operations for the year ended December 31, 2006.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2006 Acquisitions and the 2007 Acquisitions been consummated as of January 1, 2006. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition of the Q3 2007 Acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

JUNE 30, 2007

(in thousands)

(unaudited)

ASSETS

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
		Q3 2007 Acquisitions
		Pasadena Corporate Park		7031 Columbia Gateway Drive		Cranberry Woods Development		222 East 41st Street		Bannockburn Lake III		1200 Morris Drive		Other		Pro Forma Total
Real estate assets, at cost:
Land	$384,620	$51,900	(b)	$10,000	(b)	$15,162	(b)	$—		$7,490	(b)	$3,700	(b)	$88	(c)	$474,910
		1,199	(c)	232	(c)	351	(c)	—		145	(c)	23	(c)	—
Buildings and improvements, less accumulated depreciation	1,964,960	48,330	(b)	40,453	(b)	—		240,977	(b)	9,620	(b)	15,944	(b)	1,322	(c)	2,328,254
		1,487	(c)	1,241	(c)	—		3,541	(c)	247	(c)	132	(c)	—
Intangible lease assets, less accumulated amortization	442,169	12,820	(b)	10,420	(b)	—		63,955	(b)	2,499	(b)	4,138	(b)	—		536,001
Construction in progress	1,995	—		—		—		—		—		—		—		1,995

Total real estate assets	2,793,744	115,736		62,346		15,513		308,473		20,001		23,937		1,410		3,341,160
Cash and cash equivalents	291,104	(112,255	)(b)	(60,478	)(b)	(15,162	)(b)	(145,940	)(b)	(16,734	)(b)	(5,817	)(b)	153,532	(d)	13,803
		(2,000	)(b)					(5,000	)(b)	(500	)(b)	(1,000	)(b)	(61,000	)(f)
								(1,352	)(g)					(3,470	)(e)
								(125	)(g)
Restricted cash	—	—		—		—		288	(b)	—		—		—		288
Tenant receivables, net of allowance for doubtful accounts	64,919	—		—		—		—		—		—		—		64,919
Prepaid expenses and other assets	43,880	(2,686	)(c)	(1,473	)(c)	(351	)(c)	(3,541	)(c)	(392	)(c)	(155	)(c)	3,470	(e)	32,342
		(2,000	)(b)	(3,000	)(b)									(1,410	)(c)
Deferred financing costs, less accumulated amortization	2,962	—		—		—		1,477	(g)	—		—		—		4,439
Deferred lease costs, less accumulated amortization	306,320	3,205	(b)	2,605	(b)	—		15,989	(b)	625	(b)	1,035	(b)	—		329,779
Investments in bonds	78,000	—		—		—		—		—		—		—		78,000

Total assets	$3,580,929	$—		$—		$—		$170,269		$3,000		$18,000		$92,532		$3,864,730

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

JUNE 30, 2007

(in thousands)

(unaudited)

LIABILITIES AND STOCKHOLDERS’ EQUITY

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments											Pro Forma Total
		Q3 2007 Acquisitions									Other
		Pasadena Corporate Park	7031 Columbia Gateway Drive	Cranberry Woods Development	222 East 41st Street		Bannockburn Lake III		1200 Morris Drive
Liabilities:
Line of credit and notes payable	$704,894	$—	$—	$—	$130,264	(b)	$3,000	(b)	$18,000	(b)	$(61,000	)(f)	$835,158
					40,000	(b)
Obligations under capital lease	78,000	—	—	—	—		—		—		—		78,000
Intangible lease liabilities, less accumulated amortization	87,451	—	—	—	—		—		—		—		87,451
Accounts payable, accrued expenses and accrued capital expenditures	31,080	—	—	—	5	(b)	—		—		—		31,085
Due to affiliates	3,522	—	—	—	—		—		—		—		3,522
Dividends payable	8,125	—	—	—	—		—		—		—		8,125
Deferred income	10,761	—	—	—	—		—		—		—		10,761

Total liabilities	923,833	—	—	—	170,269		3,000		18,000		(61,000)		1,054,102
Minority interest	3,081	—	—	—	—		—		—		—		3,081
Redeemable Common Stock	26,297	—	—	—	—		—		—		—		26,297
Stockholder’s Equity:
Common stock, $0.01 par value, 900,000,000 shares authorized; and 217,269,380 shares issued and outstanding as of June 30, 2007	3,323	—	—	—	—		—		—		173	(d)	3,496
Additional paid in capital	2,960,983	—	—	—	—		—		—		153,359	(d)	3,114,342
Cumulative distributions in excess of earnings	(311,671)	—	—	—	—		—		—		—		(311,671)
Redeemable common stock	(26,297)	—	—	—	—		—		—		—		(26,297)
	1,380	—	—	—	—		—		—		—		1,380

Total stockholders’ equity	2,627,718	—	—	—	—		—		—		153,532		2,781,250

Total liabilities, minority interest, redeemable common stock and stockholders’ equity	$3,580,929	$—	$—	$—	$170,269		$3,000		$18,000		$92,532		$3,864,730

(a)	Historical financial information is derived from Wells REIT II’s quarterly report filed on Form 10-Q for the quarter ended June 30, 2007.

(b)	Reflects the purchase price of the assets and liabilities obtained by Wells REIT II in connection with the respective acquisition, net of any purchase price adjustments.

(c)	Reflects deferred project costs applied to land and building at approximately 2.312% of the cash paid for purchase upon acquisition.

(d)	Reflects capital raised through issuance of additional common stock subsequent to June 30, 2007 through September 14, 2007, the date of acquisition of 1200 Morris Drive, net of organizational and offering costs, commissions and dealer-manager fees.

(e)	Reflects deferred project costs capitalized as a result of additional capital raised as described in note (d) above.

(f)	Reflects partial pay down of acquisition-related borrowings using capital raised described in note (d) above.

(g)	Reflects deferred financing costs incurred in connection with the mortgage that was originated to fund the acquisition of 222 East 41st Street.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007

(in thousands)

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments												Pro Forma Total
				Q3 2007 Acquisitions
		Q1 2007 Acquisitions		Pasadena Corporate Park		7031 Columbia Gateway Drive		222 East 41st Street		Bannockburn Lake III		1200 Morris Drive
Revenues:
Rental income	$149,342	$894	(b)	$4,688	(b)	$1,978	(b)	$13,752	(b)	$797	(b)	$1,434	(b)	$172,885
Tenant reimbursements	40,991	122	(c)	50	(c)	1,143	(c)	1,155	(c)	157	(c)	—		43,618
Hotel income	11,563	—		—		—		—		—		—		11,563
Other rental income	2,011	—		—		—		—		—		—		2,011

	203,907	1,016		4,738		3,121		14,907		954		1,434		230,077
Expenses:
Property operating costs	62,948	399	(d)	1,322	(d)	1,179	(d)	5,630	(d)	153	(d)	265	(d)	71,896
Hotel operating costs	8,941	—		—		—		—		—		—		8,941
Asset and property management fees:
Related party	12,676	213	(e)	232	(e)	127	(e)	640	(e)	40	(e)	49	(e)	13,977
Other	2,735	—		—		—		—		—		—		2,735
Depreciation	28,291	89	(f)	623	(f)	521	(f)	3,057	(f)	123	(f)	201	(f)	32,905
Amortization	57,408	867	(g)	794	(g)	714	(g)	4,257	(g)	266	(g)	242	(g)	64,548
General and administrative	7,957	—		—		—		—		—		—		7,957

	180,956	1,568		2,971		2,541		13,584		582		757		202,959

Real estate operating income	22,951	(552)		1,767		580		1,323		372		677		27,118
Other income (expense):
Interest expense	(22,111)	—		—		—		(4,339	)(h)	—		—		(26,450)
Interest and other income	4,281	—		—		—		—		—		—		4,281

	(17,830)	—		—		—		(4,339)		—		—		(22,169)

Income (loss) before minority interest and income tax benefit	5,121	(552)		1,767		580		(3,016)		372		677		4,949
Minority interest in loss (earnings) of consolidated entities	(19)	—		—		—		—		—		—		(19)

Income (loss) before income tax benefit	5,102	(552)		1,767		580		(3,016)		372		677		4,930
Income tax benefit	(36)	—		—		—		—		—		—		(36)

Net income (loss)	$5,066	$(552)		$1,767		$580		$(3,016)		$372		$677		$4,894

Net income (loss) per share – basic and diluted	$0.02													$0.01

Weighted-average shares outstanding – basic and diluted	304,173													357,766

(a)	Historical financial information derived from Wells REIT II’s quarterly report filed on Form 10-Q for the quarter ended June 30, 2007.

(b)	Rental income consists primarily of base rent, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2006.

(c)	Consists of operating cost reimbursements.

(d)	Consists of property operating expenses.

(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.

(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.

(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.

(h)	Represents interest expense on the $130.3 million mortgage loan originated in connection with the acquisition of 222 East 41st Street that bears interest at 6.675% and matures on August 16, 2017.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

(in thousands)

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments														Pro Forma Total
						Q3 2007 Acquisitions
		2006 Acquisitions		Q1 2007 Acquisitions		Pasadena Corporate Park		7031 Columbia Gateway Drive		222 East 41st Street		Bannockburn Lake III		1200 Morris Drive
Revenues:
Rental income	$246,610	$37,727	(b)	$12,407	(b)	$9,376	(b)	$3,956	(b)	$27,516	(b)	$1,595	(b)	$2,868	(b)	$342,055
Tenant reimbursements	57,679	19,744	(c)	1,368	(c)	71	(c)	2,268	(c)	3,114	(c)	107	(c)	—		84,351
Hotel income	23,427	—		—		—		—		—		—		—		23,427

	327,716	57,471		13,775		9,447		6,224		30,630		1,702		2,868		449,833
Expenses:
Property operating costs	92,824	29,593	(d)	5,986	(d)	2,456	(d)	2,201	(d)	11,433	(d)	117	(d)	530	(d)	145,140
Hotel operating costs	17,523	—		—		—		—		—		—		—		17,523
Asset and property management fees:
Related party	20,621	3,572	(e)	615	(e)	670	(e)	366	(e)	1,850	(e)	117	(e)	143	(e)	27,954
Other	4,911	—		—		—		—		—		—		—		4,911
Depreciation	47,214	4,794	(f)	1,455	(f)	1,245	(f)	1,042	(f)	6,113	(f)	247	(f)	402	(f)	62,512
Amortization	84,764	16,688	(g)	6,339	(g)	1,590	(g)	1,428	(g)	8,517	(g)	532	(g)	482	(g)	120,340
General and administrative	12,156	—		—		—		—		—		—		—		12,156

	280,013	54,647		14,395		5,961		5,037		27,913		1,013		1,557		390,536

Real estate operating income	47,703	2,824		(620)		3,486		1,187		2,717		689		1,311		59,297
Other income (expense):
Interest expense	(42,912)	(3,886	)(h)	—		—		—		(8,695	)(i)	—		—		(55,493)
Loss on early extinguishment of debt	(1,115)	—		—		—		—		—		—		—		(1,115)
Interest and other income	7,705	—		—		—		—		—		—		—		7,705

	(36,322)	(3,886)		—		—		—		(8,695)		—		—		(48,903)

Income (loss) before minority interest and income tax benefit	11,381	(1,062)		(620)		3,486		1,187		(5,978)		689		1,311		10,394
Minority interest in loss (earnings) of consolidated entities	(501)	—		—		—		—		—		—		—		(501)

Income (loss) before income tax benefit	10,880	(1,062)		(620)		3,486		1,187		(5,978)		689		1,311		9,893
Income tax benefit	388	—		—		—		—		—		—		—		388

Net income (loss)	$11,268	$(1,062)		$(620)		$3,486		$1,187		$(5,978)		$689		$1,311		$10,281

Net income (loss) per share – basic and diluted	$0.05															$0.03

Weighted-average shares outstanding – basic and diluted	237,373															357,766

(a)	Historical financial information derived from Wells REIT II’s annual report filed on Form 10-K for the year ended December 31, 2006.

(b)	Rental income consists primarily of base rent, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2006.

(c)	Consists of operating cost reimbursements.

(d)	Consists of property operating expenses.

(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.

(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.

(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.

(h)	Represents interest expense on the $39.0 million mortgage loan that was originated on September 28, 2006 and is collateralized by the SanTan Buildings and the $45.9 million mortgage loan originated on September 21, 2006 in connection with the acquisition of 80 Park Plaza. The SanTan mortgage loan bears interest at a fixed rate of 5.83% and matures on October 11, 2016. The 80 Park Plaza mortgage loan bears interest at 6.575% and matures on September 30, 2016.

(i)	Represents interest expense on the $130.3 million mortgage loan originated in connection with the acquisition of 222 East 41st Street that bears interest at 6.675% and matures on August 16, 2017